                             SELLING GROUP AGREEMENT

                        AMERICAN LEGACY SUITE OF PRODUCTS

          This Selling Group Agreement applies to the duly registered and licensed broker/dealer, which by signing below does evidence its desire to distribute certain Individual and Group Flexible Premium Deferred Variable Annuity Contracts (the "Contracts") issued by The Lincoln National Life Insurance Company ("Lincoln National") through Separate Accounts E and H (individual) and Separate Accounts 50, 51 and 52 (group); and certain Individual Single and Flexible Premium Variable Life Insurance Policies (the "Policies") issued by Lincoln National through Separate Account F (single premium) and Separate Accounts J and Y(flexible premium).

In addition to issuing the contracts, Lincoln National, acting as a broker/dealer will also maintain the selling group for the contracts and policies described above except in the State of New York.

This Selling Group Agreement also applies to the duly licensed broker/dealer, which by signing below, does evidence its desire to sell certain Individual Flexible Premium Deferred Annuities (the "Contracts") issued in the state of New York by Lincoln Life & Annuity Company of New York ("Lincoln New York") utilizing Separate Account H. In New York, the selling group is maintained by Lincoln Financial Advisors Corporation ("LFA"), a broker/dealer, member of the NASD.

As applicable, we will refer to Lincoln National and Lincoln New York collectively as "Lincoln" and the Broker/Dealer and its insurance agency subsidiaries, if any, as "you" or the "Representative."

The Contracts and Policies described above are considered securities under the Securities Act of 1933. This Selling Group Agreement also pertains to certain fixed single premium immediate annuity Contracts issued by Lincoln. This Selling Group Agreement is subject to all provisions of the relevant Principal Underwriting Agreements among the parties mentioned above. This Selling Group Agreement on your part runs to Lincoln and the Separate Accounts and is for the benefit of and enforceable by each party.

A.   Definitions

1. Registered Representative: An individual who, as a result of passing the appropriate examinations of the National Association of Securities Dealers
(NASD) or other appropriate self-regulatory organizations (SRO), and also appropriately licensed and appointed to sell insurance products, may sell the insurance products described herein;

2. Broker/Dealer: An individual, partnership, corporation or other legal entity admitted to membership in the National Association of Securities Dealers
(NASD) and appropriately licensed and appointed to sell the insurance products described herein.

B.   Terms and Conditions

1. You represent that you are a properly registered and licensed broker or dealer under applicable federal and state securities laws and regulations and a member in good standing of the National Association of Securities Dealers
(NASD). You agree to immediately notify us if you cease to be so registered or licensed or a member in good standing of the NASD.

AMLGSGA

2. You agree to abide by all rules and regulations of the NASD, including its Conduct Rules, and to comply with all applicable federal and state laws, rules and regulations (all of which shall control and override any provision to the contrary in this Selling Group Agreement).

You are responsible for such supervision of your registered representatives and other associated persons which will enable you to ensure that your registered representatives and associated persons are in compliance with applicable insurance and securities laws, rules, regulations and statements of policy promulgated thereunder.

Your authority under this Selling Group Agreement extends only to the Contracts and Policies described herein.

3. You represent that you will not sell any Contracts or Policies until you are a properly licensed insurance agent duly appointed by Lincoln.

4. You will distribute the Contracts and Policies only in those jurisdictions in which the Contracts and Policies are registered or qualified for sale and only through your duly licensed registered representatives (in accordance with the rules of the NASD) who are also fully licensed with Lincoln to sell the Contracts or Policies in the applicable jurisdictions (in accordance with the insurance regulations and laws of such jurisdictions).

5. All applications and initial and subsequent payments under the Contracts or Policies collected by you will be remitted promptly by you to Lincoln at such address as Lincoln may designate.

6. You agree to indemnify and hold Lincoln harmless according to the following provisions:

          a. You shall be responsible to Lincoln for the malicious, intentional, reckless, knowing or negligent acts or omissions of your employees, officers, agents, and sales persons (which shall include Registered Representatives) for the business covered under this Selling Group Agreement and shall indemnify and hold harmless Lincoln from any claims, demands, actions, judgements, loss, cost or expense, including court costs, punitive damages and reasonable attorney fees incurred by Lincoln by reason of such acts or omissions.

          b. You, not Lincoln, are solely responsible for all statements, written or oral, acts, or representations, whether expressed or implied, made by your/its agents, employees or sales persons and are responsible for notifying your agents, employees or sales person of the terms and conditions of this Selling Group Agreement.

          c. You, not Lincoln, are solely responsible regarding the suitability of sale of Lincoln contracts to individual persons.

          d. You shall immediately notify Lincoln of any and all complaints about Lincoln contracts received by you.

7. All applications are subject to acceptance or rejection by Lincoln at its sole discretion. Lincoln will make payment of commissions directly to you with respect to the sale of the Contracts or Policies according to the schedules set forth in the attached Commission Schedules. No commissions will be paid on Contracts that are not subject to an initial or contingent deferred sales charge (other than American Legacy III C Share).

8. Lincoln will use reasonable efforts to provide information and marketing assistance to you, including providing you, without charge, reasonable quantities of advertising materials, sales literature, reports and current prospectuses of the Contracts or Policies and of the underlying variable funding vehicle, the American Funds Insurance Series/(R)/.

9. In making all offers of the Contracts or Policies, you will deliver the applicable currently effective prospectuses.

10. You are to offer and sell the Contracts or Policies only at the regular public offering price currently determined by the applicable Separate Account in the manner described in the current applicable prospectus or Contract or Policy and will make no representation not included in the prospectus or Contract or Policy or in any authorized supplemental material. This Selling Group Agreement is in all respects subject to all provisions of the current applicable prospectuses.

11. We will deliver to you and you will use only sales literature and advertising material that conforms to the requirements of federal and state laws and regulations and which have been authorized by Lincoln.

12. The signing of this Selling Group Agreement does not obligate Lincoln to license any particular registered representative as a salesperson of Contracts or Policies. All licensing matters under any applicable state insurance law shall be handled directly by you and the registered representative involved, with all required proof of state insurance licensing furnished to Lincoln before commission payments may be made.

13. You understand that with respect to Lincoln, you are acting in the capacity of an independent contractor.

14. Any party to this Selling Group Agreement may cancel at any time upon written notice to all other parties, effective upon receipt.

15. All communications to Lincoln should be sent to the address which is listed below. Any notice to you shall be duly given if mailed or electronically transmitted to you at the address specified by you below.

16. The schedules of commissions, bonuses, sales charges and allowances attached to this Selling Group Agreement and incorporated herein apply to Contracts and Policies initially sold through you. Commissions on Contracts and Policies initially sold through another dealer for which you become the supervising dealer will be paid to you based on the original dealer's schedule of commissions, bonuses, sales charges and allowances.

17. Commission schedules for Contracts and Policies that are actively being sold to new customers are set forth in Commission Schedule A.

18. Commission schedules for Contracts and Policies that are no longer being actively sold to new customers are set forth in Commission Schedule B.

19. Different commission schedules may apply for internal transfers from another Lincoln contract.

20. Two originals of this document should be executed. One of the originals should be returned to us for our files. The Selling Group Agreement shall be effective as of the date of execution by you, but only upon receipt by us of the original. This Selling Group Agreement may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of such amendments. This Selling Group Agreement shall be governed by the laws of the State of Indiana.

21. You agree to maintain confidential information in strict confidence and in a manner to safeguard against unauthorized access, disclosure, use, destruction, loss or alteration in accordance with applicable state and federal laws and regulations (all the foregoing referred to as "Privacy Law"). You are prohibited from using consumer or customer non-public information other than (1) to execute the terms and conditions of this Selling Group Agreement as permitted by Privacy Law or (2) as required by state or federal law, regulation or rule. You agree not to disclose confidential information to any third parties without prior written permission of the disclosing party. You shall promptly report to Lincoln any unauthorized disclosure or use of any confidential information of which you become aware. Lincoln has the right to make reasonable requests to inspect, during normal business hours, your facilities, data and records, associated audit reports, summaries of test results or equivalent measures taken by you to ensure compliance with Privacy Law for the purposes of verifying that the confidentiality provisions of this Selling Group Agreement are being complied with.

The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802


By:
    ----------------------------------

Lincoln Life & Annuity Company of         Lincoln Financial Advisors Corporation
New York                                  (New York Only)
100 Madison Street, Suite 1860            1300 South Clinton Street, Suite 150
Syracuse, NY 13202                        Fort Wayne, IN 46802


By:                                       By:
    ----------------------------------        ----------------------------------


Accepted:

--------------------------------------
             Broker/Dealer


By:
    ----------------------------------
     Signature of Officer or Partner

    ----------------------------------
     Print Name of Officer or Partner

Address:
         -----------------------------

--------------------------------------

--------------------------------------

Date:
      --------------------------------

                                    ADDENDUM

This addendum ("Addendum") adds to the Selling Agreement between The Lincoln National Life Insurance Company ("Lincoln") and ___________________________ ("Broker/Dealer") dated ________("Agreement"). Except for a conflict between the terms of the Agreement and this Addendum, the terms of the Agreement shall apply to this Addendum. In the event of a conflict between the terms of this Addendum and the terms of the Agreement, this Addendum shall control.

WHEREAS Broker/Dealer and Lincoln are registered broker-dealers and subject to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept andObstruct Terrorism Act of 2001, 31 U.S.C. 5311 et seq. (the "Act"); and

WHEREAS Broker/Dealer and Lincoln are required to comply with the Customer Identification Program ("CIP") provisions of the Act; and

WHEREAS Broker/Dealer sells Lincoln's life insurance and annuity products and has access to the information necessary to provide CIP services on behalf of Lincoln;

THEREFORE, in consideration of the mutual obligations contained herein, the parties agree as follows:

1. Broker/Dealer certifies that it has implemented an anti-money laundering program that complies with the requirements of the Act.

2. Broker/Dealer certifies that it has implemented a CIP that complies with all requirements of the Act.

3. Lincoln certifies that it has implemented an anti-money laundering program that complies with the requirements of the Act.

4. For the term of this Addendum, Broker/Dealer agrees to provide required CIP services for any Lincoln variable annuity or life insurance contracts that are sold by Broker/Dealer's agents, brokers or contractors.

5. The parties may extend this Addendum for additional one year periods as prescribed in the Act, provided both parties agree to the extension and provided Broker/Dealer certifies to Lincoln that it has implemented an anti-money laundering program and will perform the CIP obligations specified herein.

6. Either party may terminate this Addendum for any reason upon sixty (60) days prior written notice to the other party as provided in the Agreement.

AGREED TO AND ACCEPTED:

The Lincoln National Life Insurance       --------------------------------------
Company                                   (Broker/Dealer full legal name)


By:                                       By:
    ----------------------------------        ----------------------------------
Printed Name:                             Printed Name:
              ------------------------                  ------------------------
Title:                                    Title:
       -------------------------------           -------------------------------
Date:                                     Date:
      --------------------------------          --------------------------------

                              COMMISSION SCHEDULE A
                              ---------------------

                               American Legacy III
                                Variable Annuity

The individual registered representative can choose commission options on a Contract-by-Contract basis. Once a commission option is chosen for a contract, it may not be changed. The commission option chosen must be indicated on the application. If no selection is made, the default will be option 1. Separate commission arrangements, as described in this document, apply to Contracts that have been annuitized or have elected Income4Life or i4Life.

----------------------------------------------------------------------------
                                                   Trail Commissions (1)
 Commission    Attained Age At               -------------------------------
  Schedule    Time of Deposit*   Cash Flow   Years 2 - 7 (2)   Years 8 + (3)
----------------------------------------------------------------------------
  Standard          ** 81             5.00%             0.25%           0.40%
                   81 - 85            2.25%
                   86 - 90            1.60%
----------------------------------------------------------------------------
     1              ** 81             6.50%             0.00%           0.00%
                   81 - 85            3.00%
                   86 - 90            2.00%
----------------------------------------------------------------------------
     2              ** 81             5.35%             0.25%           0.25%
                   81 - 85            2.25%
                   86 - 90            1.60%
----------------------------------------------------------------------------
     3              ** 81             1.00%             1.00%           1.00%
                   81 - 85            0.65%
                   86 - 90            0.00%
----------------------------------------------------------------------------
                                             Years 2 - 5 (2)   Years 6 + (3)
----------------------------------------------------------------------------
     4              ** 81             6.00%             0.00%            .25%
                   81 - 85            2.85%
                   86 - 90            1.85%
----------------------------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions, if any, include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

(2) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the Contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the Contract has been in force for 84 months (60 months for option 4). Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 84 months (60 months for option 4).

                         American Legacy III (New York)
                                Variable Annuity

The individual registered representative can choose commission options on a Contract-by-Contract basis. Once a commission option is chosen for a contract, it may not be changed. The commission option chosen must be indicated on the application. If no selection is made, the default will be option 1. Separate commission arrangements, as described in this document, apply to Contracts that have been annuitized or have elected Income4Life or i4Life.

----------------------------------------------------------------------------
                                                   Trail Commissions (1)
 Commission    Attained Age At               -------------------------------
  Schedule    Time of Deposit*   Cash Flow   Years 2 - 7 (2)   Years 8 + (3)
----------------------------------------------------------------------------
  Standard          ** 81             5.00%             0.25%           0.40%
                   81 - 85            2.25%
                   86 - 89            1.60%
----------------------------------------------------------------------------
     1              ** 81             6.50%             0.00%           0.00%
                   81 - 85            3.00%
                   86 - 89            2.00%
----------------------------------------------------------------------------
     2              ** 81             5.35%             0.25%           0.25%
                   81 - 85            2.25%
                   86 - 89            1.60%
----------------------------------------------------------------------------
     3              ** 81             1.00%             1.00%           1.00%
                   81 - 85            0.65%
                   86 - 89            0.00%
----------------------------------------------------------------------------
                                             Years 2 - 5 (2)   Years 6 + (3)
----------------------------------------------------------------------------
     4              ** 81             6.00%             0.00%            .25%
                   81 - 85            2.85%
                   86 - 89            1.85%
----------------------------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions, if any, include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

(2) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the Contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the Contract has been in force for 84 months (60 months for option 4). Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 84 months (60 months for option 4).

                            American Legacy III View
                                Variable Annuity

The individual registered representative can choose commission options on a Contract-by-Contract basis. Once a commission option is chosen for a contract, it may not be changed. The commission option chosen must be indicated on the application. If no selection is made, the default will be option 2. Separate commission arrangements, as described in this document, apply to Contracts that have been annuitized or have elected Income4Life or i4Life.

----------------------------------------------------------------------------
                                                   Trail Commissions (1)
 Commission    Attained Age At               -------------------------------
  Schedule    Time of Deposit*   Cash Flow   Years 2 - 4 (2)   Years 5 + (3)
----------------------------------------------------------------------------
     1              ** 81             5.00%             0.00%           1.00%
                   81 - 85            3.60%
                   86 - 90            3.00%
----------------------------------------------------------------------------
     2              ** 81             4.00%             0.40%           1.00%
                   81 - 85            2.75%
                   86 - 90            2.25%
----------------------------------------------------------------------------
     3              ** 81             2.60%             1.00%           1.00%
                   81 - 85            1.55%
                   86 - 90            1.20%
----------------------------------------------------------------------------
     4              ** 81             5.50%             0.00%           0.80%
                   81 - 85            4.10%
                   86 - 90            3.50%
----------------------------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions, if any, include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

(2) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 48 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 48 months.

                       American Legacy III View (New York)
                                Variable Annuity

The individual registered representative can choose commission options on a Contract-by-Contract basis. Once a commission option is chosen for a contract, it may not be changed. The commission option chosen must be indicated on the application. If no selection is made, the default will be option 2. Separate commission arrangements, as described in this document, apply to Contracts that have been annuitized or have elected Income4Life or i4Life.

----------------------------------------------------------------------------
                                                   Trail Commissions (1)
 Commission    Attained Age At               -------------------------------
  Schedule    Time of Deposit*   Cash Flow   Years 2 - 4 (2)   Years 5 + (3)
----------------------------------------------------------------------------
     1              ** 81             5.00%             0.00%           1.00%
                   81 - 85            3.60%
                   86 - 89            3.00%
----------------------------------------------------------------------------
     2              ** 81             4.00%             0.40%           1.00%
                   81 - 85            2.75%
                   86 - 89            2.25%
----------------------------------------------------------------------------
     3              ** 81             2.60%             1.00%           1.00%
                   81 - 85            1.55%
                   86 - 89            1.20%
----------------------------------------------------------------------------
     4              ** 81             5.50%             0.00%           0.80%
                   81 - 85            4.10%
                   86 - 89            3.50%
----------------------------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions, if any, include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

(2) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 48 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 48 months.

                            American Legacy III Plus
                                Variable Annuity

The individual registered representative can choose commission options on a Contract-by-Contract basis. Once a commission option is chosen for a contract, it may not be changed. The commission option chosen must be indicated on the application. If no selection is made, the default will be option 2. Separate commission arrangements, as described in this document, apply to Contracts that have been annuitized or have elected Income4Life or i4Life.

-------------------------------------------------------------------------------
                                                     Trail Commissions (2)
 Commission    Attained Age At                 --------------------------------
  Schedule    Time of Deposit*   Cash Flow(1)  Years 2 - 9 (3)   Years 10 + (4)
-------------------------------------------------------------------------------
     1              ** 81                6.25%            0.00%            0.00%
                   81 - 85               2.50%
                   86 - 90               1.50%
-------------------------------------------------------------------------------
     2              ** 81                5.10%            0.25%            0.25%
                   81 - 85               2.50%
                   86 - 90               1.50%
-------------------------------------------------------------------------------
     3              ** 81                3.75%            0.25%            1.00%
                   81 - 85               2.50%
                   86 - 90               1.50%
-------------------------------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) Cash Flow commissions are reduced by 0.50% on deposits that qualify for the 5.00% "bonus credit." For purposes of determining whether the 5.00% "bonus credit" and the reduced commissions apply, all purchase payments received in the first Contract year will be aggregated.

(2) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions, if any, include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

(4) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 108 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 108 months.

                       American Legacy III Plus (New York)
                                Variable Annuity

The individual registered representative can choose commission options on a Contract-by-Contract basis. Once a commission option is chosen for a contract, it may not be changed. The commission option chosen must be indicated on the application. If no selection is made, the default will be option 2. Separate commission arrangements, as described in this document, apply to Contracts that have been annuitized or have elected Income4Life or i4Life.

-------------------------------------------------------------------------------
                                                     Trail Commissions (2)
Commission  Attained Age At                    --------------------------------
 Schedule   Time of Deposit*   Cash Flow (1)   Years 2 - 9 (3)   Years 10 + (4)
-------------------------------------------------------------------------------
     1            ** 81                 6.25%             0.00%            0.00%
                 81 - 85                2.50%
                 86 - 89                1.50%
-------------------------------------------------------------------------------
     2            ** 81                 5.10%             0.25%            0.25%
                 81 - 85                2.50%
                 86 - 89                1.50%
-------------------------------------------------------------------------------
     3            ** 81                 3.75%             0.25%            1.00%
                 81 - 85                2.50%
                 86 - 89                1.50%
-------------------------------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) Cash Flow commissions are reduced by 0.50% on deposits that qualify for the 5.00% "bonus credit." For purposes of determining whether the 5.00% "bonus credit" and the reduced commissions apply, all purchase payments received in the first Contract year will be aggregated.

(2) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions, if any, include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

(4) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 108 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 108 months.

                           American Legacy III C-Share
                                Variable Annuity

--------------------------------------------------------
                                   Trail Commissions (2)
 Attained Age At                   ---------------------
Time of Deposit*   Cash Flow (1)       Years 2 + (3)
--------------------------------------------------------
     ** 81                  1.25%                   1.00%
    81 - 90                 1.00%
--------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) If withdrawals during a contract year exceed 10% of net deposits (gross deposits less prior withdrawals), cash flow commissions will be subject to a charge back. During the first twelve from when a deposit is made, 100% of the cash flow commission will be charged back on amounts in excess of the allowable withdrawal. Deposits will be withdrawn on a first-in, first-out basis to determine if a charge back should apply. The allowable withdrawals per contract year are not cumulative. 100% of the cash flow commission will be charged back on deposits surrendered or annuitized within twelve months from the date of receipt.

(2) Annual trail compensation rates are shown. Trail compensation begins on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail compensation is paid on the quarter ending account value less any deposits made within the prior 15 months.

                     American Legacy III C-Share (New York)
                                Variable Annuity

--------------------------------------------------------
                                   Trail Commissions (2)
 Attained Age At                   ---------------------
Time of Deposit*   Cash Flow (1)       Years 2 + (3)
--------------------------------------------------------
     ** 81                  1.25%                   1.00%
    81 - 89                 1.00%
--------------------------------------------------------
*    Age refers to the age of the owner(s).
**   is less than

(1) If withdrawals during a contract year exceed 10% of net deposits (gross deposits less prior withdrawals), cash flow commissions will be subject to a charge back. During the first twelve from when a deposit is made, 100% of the cash flow commission will be charged back on amounts in excess of the allowable withdrawal. Deposits will be withdrawn on a first-in, first-out basis to determine if a charge back should apply. The allowable withdrawals per contract year are not cumulative. 100% of the cash flow commission will be charged back on deposits surrendered or annuitized within twelve months from the date of receipt.

(2) Annual trail compensation rates are shown. Trail compensation begins on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail compensation is paid on the quarter ending account value less any deposits made within the prior 15 months.

                     American Legacy Shareholder's Advantage

-----------------------------------------------------------------------------------------------------
                                                                                           Trail
                                        Commission as            Sales Charge as      Commissions (2)
                                        Percentage of             Percentage of       ---------------
 Contract Owner's Investment (1)    Gross Purchase Payment   Gross Purchase Payment    Years 2 + (3)
-----------------------------------------------------------------------------------------------------
Less than $25,000                                     5.00%                    5.75%             0.25%
$25,000 but less than $50,000                         4.25%                    5.00%
$50,000 but less than $100,000                        3.75%                    4.50%
$100,000 but less than $250,000                       2.75%                    3.50%
$250,000 but less than $500,000                       2.00%                    2.50%
$500,000 but less than $750,000                       1.60%                    2.00%
$750,000 but less than $1,000,000                     1.20%                    1.50%
$1,000,000 or more                                    1.00%                    1.00%
-----------------------------------------------------------------------------------------------------

(1) As defined under "Charges and Other Deductions" in the American Legacy Shareholder's Advantage prospectus. Includes the value of other American Legacy contracts and eligible mutual funds of The American Funds Group.

(2) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for American Legacy Shareholder's Advantage. Such payments may be varied or discontinued at any time.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid on the quarter ending account value less any deposits made within the prior 15 months.

               American Legacy Shareholder's Advantage (New York)

-----------------------------------------------------------------------------------------------------
                                                                                           Trail
                                        Commission as            Sales Charge as      Commissions (2)
                                        Percentage of             Percentage of       ---------------
 Contract Owner's Investment (1)    Gross Purchase Payment   Gross Purchase Payment    Years 2 + (3)
-----------------------------------------------------------------------------------------------------
Less than $25,000                                     5.00%                    5.75%             0.25%
$25,000 but less than $50,000                         4.25%                    5.00%
$50,000 but less than $100,000                        3.75%                    4.50%
$100,000 but less than $250,000                       2.75%                    3.50%
$250,000 but less than $500,000                       2.00%                    2.50%
$500,000 but less than $750,000                       1.60%                    2.00%
$750,000 but less than $1,000,000                     1.20%                    1.50%
$1,000,000 or more                                    1.00%                    1.00%
-----------------------------------------------------------------------------------------------------

(1) As defined under "Charges and Other Deductions" in the American Legacy Shareholder's Advantage prospectus. Includes the value of other American Legacy contracts and eligible mutual funds of The American Funds Group.

(2) Trail commissions will continue to be paid on a particular Contract until the Contract is surrendered or annuity benefits begin to be paid under an annuity option.

     Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for American Legacy Shareholder's Advantage. Such payments may be varied or discontinued at any time.

(3) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid on the quarter ending account value less any deposits made within the prior 15 months.

                                 American Legacy

                                i4Life Advantage
    Income4Life Solution (for contracts issued on or after November 4, 2002)

If an i4Life Advantage or Income4Life Solution option is elected, cash flow commissions will be paid according to the commission option selected for the American Legacy product involved. Trail commissions through the end of the initial surrender charge period, if any, for the option selected will also remain unchanged. At the end of the initial surrender charge period, the trail commission rates will be increased to:

----------------------------------------------------------------------------
                                     Commission     Annual Trail Commission
              Product                  Option     Payable after the CDSC (1)
----------------------------------------------------------------------------
American Legacy III (2)               Standard                          1.00%
                                         1                              0.50%
                                         2                              0.75%
                                         3                              1.00%
                                         4                              0.75%
----------------------------------------------------------------------------
American Legacy III View (2)             1                              1.00%
                                         2                              1.00%
                                         3                              1.00%
                                         4                              1.00%
----------------------------------------------------------------------------
American Legacy III Plus (2)             1                              0.50%
                                         2                              0.75%
                                         3                              1.00%
----------------------------------------------------------------------------
American Legacy III C-Share (3)                                         1.00%
----------------------------------------------------------------------------
American Legacy Shareholder's                                           0.50%
Advantage (3)
----------------------------------------------------------------------------
American Legacy (4)                                                     1.00%
----------------------------------------------------------------------------
American Legacy II (4)                                                  1.00%
----------------------------------------------------------------------------

(1) Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III suite of products and for American Legacy Shareholder's Advantage. Such payments may be varied or discontinued at any time.

(2) Trail commissions shown are payable quarterly beginning on the calendar quarter end immediately after the contract has been in force for: 84 months for American Legacy III; 48 months for American Legacy III View; 108 months for American Legacy Plus. Trail commissions are paid on the quarter ending account value less any deposits that are still within the surrender charge period for the product involved.

(3) Trail commissions shown are payable quarterly beginning on the calendar quarter end immediately after the contract has been in force for 15 months. Trail commissions are paid on the quarter ending account value less any deposits made within the prior 15 months.

(4) Trail commissions shown are payable quarterly beginning on the calendar quarter end immediately after the contract has been in force for 84 months for American Legacy and American Legacy II. Trail commissions are paid on the quarter ending account value less any deposits that are still within the surrender charge period for the product involved. The persistency bonus payable beginning at the end of the 7/th/ contract anniversary will no longer be payable. [Note: American Legacy and American Legacy II are no longer available for new sales.]

                                American Legacy

                                i4Life Advantage
    Income4Life Solution (for contracts issued on or after November 4, 2002)

If either Income4Life option is being selected at issue of an American Legacy III or an American Legacy III Plus contract, an additional commission option is available for each product.

--------------------------------------------------------------------------
                           Attained Age at               Trail Commissions
       Product             Time of Deposit   Cash Flow      Years 2+ (1)
--------------------------------------------------------------------------
American Legacy III             ** 81             1.75%               1.00%
                               81 - 90            0.75%               1.00%
--------------------------------------------------------------------------
American Legacy III Plus        ** 81             1.75%               1.00%
                               81 - 90            0.75%               1.00%
--------------------------------------------------------------------------
**   is less than

(1) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

     Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for American Legacy III and American Legacy III Plus. Such payments may be varied or discontinued at any time.

                                 American Legacy

                           i4Life Advantage (New York)
    Income4Life Solution (for contracts issued on or after November 4, 2002)

If an i4Life Advantage or Income4Life Solution option is elected, cash flow commissions will be paid according to the commission option selected for the American Legacy product involved. Trail commissions through the end of the initial surrender charge period, if any, for the option selected will also remain unchanged. At the end of the initial surrender charge period, the trail commission rates will be increased to:

----------------------------------------------------------------------------
                                     Commission     Annual Trail Commission
              Product                  Option     Payable after the CDSC (1)
----------------------------------------------------------------------------
American Legacy III (New York) (2)    Standard                          1.00%
                                         1                              0.50%
                                         2                              0.75%
                                         3                              1.00%
                                         4                              0.75%
----------------------------------------------------------------------------
American Legacy III View                 1                              1.00%
(New York) (2)                           2                              1.00%
                                         3                              1.00%
                                         4                              0.75%
----------------------------------------------------------------------------
American Legacy III Plus                 1                              0.50%
(New York) (2)                           2                              0.75%
                                         3                              1.00%
----------------------------------------------------------------------------
American Legacy III C-Share
(New York) (3)                                                          1.00%
----------------------------------------------------------------------------
American Legacy Shareholder's
Advantage (New York) (3)                                                0.50%
----------------------------------------------------------------------------

(1) Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III suite of products and for American Legacy Shareholder's Advantage. Such payments may be varied or discontinued at any time.

(2) Trail commissions shown are payable quarterly beginning on the calendar quarter end immediately after the contract has been in force for: 84 months for American Legacy III; 48 months for American Legacy III View; 108 months for American Legacy Plus. Trail commissions are paid on the quarter ending account value less any deposits that are still within the surrender charge period for the product involved.

(3) Trail commissions shown are payable quarterly beginning on the calendar quarter end immediately after the contract has been in force for 15 months. Trail commissions are paid on the quarter ending account value less any deposits made within the prior 15 months.

                                 American Legacy

                           i4Life Advantage (New York)
    Income4Life Solution (for contracts issued on or after November 4, 2002)

If either Income4Life option is being selected at issue of an American Legacy III (New York) or an American Legacy III Plus (New York) contract, an additional commission option is available for each product.

--------------------------------------------------------------------------
                           Attained Age at               Trail Commissions
         Product           Time of Deposit   Cash Flow      Years 2+ (1)
--------------------------------------------------------------------------
American Legacy III             ** 81             1.75%               1.00%
(New York)                     81 - 89            0.75%               1.00%
--------------------------------------------------------------------------
American Legacy III Plus        ** 81             1.75%               1.00%
(New York)                     81 - 89            0.75%               1.00%
--------------------------------------------------------------------------
**   is less than

(1) Annual trail commission rates are shown. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

     Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for American Legacy III and American Legacy III Plus. Such payments may be varied or discontinued at any time.

                                 American Legacy
                              Income4Life Solution
                (For contracts issued prior to November 4, 2002)

If Income4Life ("I4L") is elected at issue or within twelve (12) months from the time the American Legacy III contract is issued, the I4L commissions will be:

----------------------------------------------------------------------------
                                                           Trail Commissions
                                                           -----------------
      American Legacy III Product          Cash Flow (1)     Years 2 + (2)
----------------------------------------------------------------------------
American Legacy III (New York and non-
New York)                                           1.00%               1.00%
American Legacy III View                            1.00%               1.00%
American Legacy III Plus                            1.00%               1.00%
American Legacy III C-Share (New York
and non-New York)                                   1.00%               1.00%
American Legacy Shareholder's Advantage   Based on sales
                                              charge.                   0.50%
----------------------------------------------------------------------------

(1) If cash flow commissions were initially paid under the deferred annuity schedule or a different option for the American Legacy III product, it will be charged back and paid on the basis of the I4L commission schedule.

(2) Annual trail commission rate is shown. Trail commissions begin on the calendar quarter end immediately after the contract has been in force for 15 months. Trail commissions are paid quarterly on the quarter ending account value less any deposits made within the last 15 months.

     Trail commissions include a 0.25% annual service fee. Payment of the annual service fee is subject to the continuation of the plan of distribution adopted by American Funds Insurance Series, which serves as the investment vehicle for the American Legacy III series. Such payments may be varied or discontinued at any time.

If I4L is elected more than 12 months after the date an American Legacy III, American Legacy III View or American Legacy III Plus contract is issued:

     . Commissions will continue to be paid on the basis of the initial commission schedule elected at issue until the end of the initial surrender charge period.
     . The annual trail commissions will be increased to 1.00% beginning on the calendar quarter end immediately following the date the contract has been in force for 48 months (4 years) for American Legacy III View, 84 months (7 years) for American Legacy III, 108 months (9 years) for American Legacy III Plus. Trail commissions are paid quarterly and will be paid on the quarter ending account value less any deposits made in the prior 48 months for American Legacy III View, 84 months for American Legacy III and 108 months for American Legacy III Plus.
     . If the I4L annuitization option is discontinued, future commissions will be based on the deferred annuity commission schedule initially selected.

If I4L is elected more than 12 months after the date an American Legacy III C-Share contract is issued:

     .    The option 1 or option 2 trail commissions will continue to be paid.
     . Any subsequent deposits will be paid on the basis of the I4L commission schedule.

If I4L is elected more than 12 months after the date an American Legacy Shareholder's Advantage contract is issued:

     . The trail commissions will be increased to 0.50% beginning on the calendar quarter end immediately following the date the I4L election was made.
     . Commissions on any new deposits will be based on the sales charges assessed.

The I4L commission schedule applies only to I4L and is payable in lieu of any other commissions.

                                 American Legacy
                                  Annuitization

----------------------------------------------------------------------------------------
                                                    Variable Basis
                                              --------------------------
                                                            Continuing      Fixed Basis
          American Legacy Product*            Cash Flow   Commission (1)   Cash Flow (2)
----------------------------------------------------------------------------------------
American Legacy III (3)                                             0.80%           3.00%
American Legacy III View (3)                                        1.00%           3.00%
American Legacy III Plus (3)                                        0.80%           3.00%
American Legacy III C-Share (4)                                     1.00%           3.00%
American Legacy Shareholder's Advantage (4)                         0.25%           3.00%
The American Legacy (5)                            4.00%                            4.00%
American Legacy II (5)                             4.70%                            4.70%
----------------------------------------------------------------------------------------

* Schedule also applies to New York version of American Legacy III and American Legacy Shareholder's Advantage.

(1) Percent, presented as an annual rate, is paid to dealers on "statutory reserves" which have been initially annuitized on a variable basis. This amount will be based on end-of-quarter reserve amounts and paid to dealers each calendar quarter.

(2) Percent is paid to dealers on account values initially annuitized on a fixed basis. No cash flow commission is payable on assets originally annuitized on a variable basis and subsequently transferred to a fixed basis.

     Contracts issued by Lincoln Life that are annuitized solely on a fixed basis will result in a separate Contract being issued.

(3) Commission is paid upon annuitization of contracts to which no surrender charges apply.

(4)  Commission is paid upon annuitization of contract.

(5) Commission is paid on all purchase payments held five years and on any individual contract earnings that are annuitized.

                             Sales Volume Allowance

-------------------------------------------------------------
Combined Sales Volume among
 American Legacy Products       Annual Sales Volume Allowance
-------------------------------------------------------------
   At least $7,500,000                                   0.25%
-------------------------------------------------------------

The Sales Volume Allowance will be paid to dealers maintaining a combined sales volume of the amount shown each calendar year based on new deposits to the American Legacy III, American Legacy III View, American Legacy III Plus, American Legacy III C-Share and American Legacy Shareholder's Advantage contracts.

The Sales Volume Allowance is paid as additional cash flow commissions on all new deposits received during the calendar year (i.e. internal exchanges are excluded) to contracts qualifying for this allowance.

Products currently qualifying for this allowance include the American Legacy III variable annuity series (American Legacy III, American Legacy III Plus, American Legacy III C-Share, and American Legacy View). Deposits to American Legacy Shareholder's Advantage and American Legacy Group products are not eligible for the Sales Volume Allowance.

The Sales Volume Allowance is paid quarterly after the sales volume threshold is attained.

The threshold for qualifying for the Sales Volume Allowance may be modified from time to time in future years.

The list of qualifying products may also be modified from time to time in future years.

The amount of the Sales Volume Allowance may be modified from time to time in future years.

                   American Legacy Retirement Investment Plan

--------------------------------------------------------------------------
Commission on Contract Purchase Payments Made During
----------------------------------------------------     Trail Commissions
First Twelve months           Second and Third Years        Years 4+ (1)
--------------------------------------------------------------------------
               3.00%                            2.00%                 0.40%
--------------------------------------------------------------------------

(1) Once a Contract has been in effect for 13 full calendar quarters, an annual 0.40% continuing commission will be paid to dealers on the value of all Contract purchase payments. This commission will be paid at the end of each calendar quarter in an amount equal to 0.10% of quarter ending account value.

                              COMMISSION SCHEDULE B
                              ---------------------

                               The American Legacy
                              Variable Annuity (1)

---------------------------------------------------------------------
                                               Trail Commissions
                                          ---------------------------
                             Cash Flow    Years 2 - 7       Years 8 +
---------------------------------------------------------------------
      Deposit                     4.00%          0.25% (2)       0.25% (2)
---------------------------------------------------------------------
  Increased Guaranteed
Minimum Death Benefit (3)                                        0.40%
---------------------------------------------------------------------

(a) New purchase payments for the American Legacy Variable Annuity are accepted only in connection with existing Contracts.

(b) An annual 0.25% continuing commission will be paid to dealers on the value of all deposits beginning on the calendar quarter end immediately following the date the contract has been in force for 15 months. It will be paid on the quarter ending account value less any deposits made within the prior 15 months.

(c) With respect to each Contract year's purchase payments, an annual 0.40% persistency bonus will be paid to dealers on any "Increased Guaranteed Minimum Death Benefit" (IGMDB). The IGMDB is determined as:

          (a) purchase payments that have been on deposit for 7 contract years; plus

          (b)  the attributable gain on such deposits; less

          (c)  any withdrawals.

     For deposits to be included in the calculation, the annuitant must have not have attained age 81. The death benefit is not adjusted if the annuitant is age 81 or over on the 7/th/ anniversary date of a purchase payment. Such deposits, the associated attributable gain and the associated withdrawals are excluded from the bonus calculations.

     The initial bonus payment will be made on the 7/th/ contract anniversary (i.e. at the end of the surrender charge period for the initial deposit). Subsequent bonus payments will occur on the 8/th/ through the 14/th/ anniversary of each purchase payment provided the contract is still in force.

     The amount of the bonus payment for each contract year's purchase payments will remain constant unless there are subsequent withdrawals. Withdrawals are done on a first-in, first-out basis.

     Once a deposit reaches its 15/th/ anniversary, no additional bonus payments will be made on that deposit and the attributable gain associated with that deposit.

                               American Legacy II
                              Variable Annuity (1)

------------------------------------------------------------------------------
                                                        Trail Commissions (2)
                            Attained Age at             ----------------------
           Amount           Time of Deposit  Cash Flow  Years 2 - 7  Years 8 +
------------------------------------------------------------------------------
Contract Purchase Payments     ** 81              4.70%        0.25%      0.25%
                            --------------------------
                               *** 81             2.50%
------------------------------------------------------------------------------
   Increased Guaranteed
Minimum Death Benefit (3)                                                 0.50%
------------------------------------------------------------------------------
**   is less than
***  is more than or equal to

(1) New purchase payments for the American Legacy II Variable Annuity are accepted only in connection with existing Contracts.

(2) An annual 0.25% continuing commission will be paid to dealers on the value of all deposits beginning on the calendar quarter end immediately following the date the contract has been in force for 15 months. It will be paid on the quarter ending account value less any deposits made within the prior 15 months.

(3) With respect to each Contract year's purchase payments, an annual 0.50% persistency bonus will be paid to dealers on any "Increased Guaranteed Minimum Death Benefit" (IGMDB). The IGMDB is determined as:

          (a) purchase payments that have been on deposit for 7 contract years; plus

          (b)  the attributable gain on such deposits; less

          (c)  any withdrawals.

     For deposits to be included in the calculation, the annuitant must have not have attained age 81. The death benefit is not adjusted if the annuitant is age 81 or over on the 7/th/ anniversary date of a purchase payment. Such deposits, the associated attributable gain and the associated withdrawals are excluded from the bonus calculations.

     The initial bonus payment will be made on the 7/th/ contract anniversary (i.e. at the end of the surrender charge period for the initial deposit). Subsequent bonus payments will occur on the 8/th/ through the 14/th/ anniversary of each purchase payment provided the contract is still in force.

     The amount of the bonus payment for each contract year's purchase payments will remain constant unless there are subsequent withdrawals. Withdrawals are done on a first-in, first-out basis.

     Once a deposit reaches its 15/th/ anniversary, no additional bonus payments will be made on that deposit and the attributable gain associated with that deposit.

                               The American Legacy
                           Group Variable Annuity (1)

--------------------------------------------------------------------------
          Amount                               Cash Flow
--------------------------------------------------------------------------
Contract Purchase Payments   1.00% or 3.00% (as specified in the Contract)
--------------------------------------------------------------------------

(1) Purchase payments are generally accepted only in connection with existing Contracts.

                                 American Legacy
                          Group II Variable Annuity (1)

----------------------------------------------------------------------------------------
                                                                       Trail Commissions
       Commission on all Contract Purchase Payments                    -----------------
      Sold in connection with Contracts established:        Cash Flow    Years 2 + (2)
----------------------------------------------------------------------------------------
               On or after October 15, 1993                      3.25%              0.25%
---------------------------------------------------------------------
On or after December 1, 1991 and prior to October 15, 1993       3.35%
---------------------------------------------------------------------
                 Prior to December 1, 1991                       3.50%
----------------------------------------------------------------------------------------

(1) Purchase payments are generally accepted only in connection with existing Contracts.

(2) An annual 0.25% continuing commission will be paid to dealers on the value of all contract purchase payments beginning in the second contract year. Trail commissions begin on the calendar quarter end immediately following the date the contract has been in force for 15 months. Trail commissions are paid at the end of each calendar quarter on the quarter ending account value less any deposits made within the prior 15 months.

                              American Legacy Life

------------------------------------------------------------------------------
                                                             Trail Commissions
                                                             -----------------
Dealer's Total Sales Volume (1)  All Premiums from Policies    Years 2 + (2)
------------------------------------------------------------------------------
     Less than $2,000,000                              5.50%              0.25%
-------------------------------                              -----------------
      At least $2,000,000                                                 0.50%
------------------------------------------------------------------------------

(1) An additional annual 0.25% sales volume allowance will be paid to dealers maintaining a sales volume of at least $2,000,000 in each calendar year. This fee will be paid on all premiums received during the calendar year, except on any premiums on which you have received commissions in excess of 5.50%. Payments will be made to dealers every quarter after the $2,000,000 sales level is attained. Dealers must attain the $2,000,000 sales volume each calendar year to qualify for additional allowance payments.

(2) An annual 0.25% continuing commission will be paid to dealers on the value of all Policy premiums beginning in the second Policy year. This commission will be paid at the end of each calendar quarter and will be calculated as follows: At the end of each calendar quarter, Lincoln Life will calculate and pay for all Policies which have been in force for 15 months or more as of the last day of the quarter, an amount equal to 0.0625% of an amount equal to the excess of the Policy value over loans as of the last day of the quarter.

                         American Legacy Estate Builder

---------------------------------------------------------------------------
                                                          Trail Commissions
                                            Commissions   -----------------
                 Amount                     to Dealers      Years 2 + (1)
---------------------------------------------------------------------------
All Premiums from Policies Sold by Dealer          5.75%               0.25%
-------------------------------------------------------
      1035 Transferred Loan Amounts                1.50%
---------------------------------------------------------------------------

(1) An annual 0.25% continuing commission will be paid to dealers on the value of all Policy premiums less loan amounts beginning in the second Policy year. This commission will be paid at the end of each calendar quarter and will be calculated as follows: At the end of each calendar quarter, Lincoln Life will calculate and pay for all Policies which have been in the force for 15 months or more as of the last day of the quarter, an amount equal to 0.0625% of an amount equal to the excess of the Policy value over loans as of the last day of the quarter.

                          American Legacy Variable Life

---------------------------------------------------------------------------------------------------
                                      Renewal           Service Fees
                                -------------------------------------
            First Year          (Years 2 through 10)    (Years 11+)     Asset Participation Fee (1)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
80% of Commissionable Premium      3% of premiums      3% of premiums      0.25% annually of net
  plus 3% of excess premium                                                  Policy Value (2)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

(1) At the end of each calendar quarter, Lincoln Life will calculate and pay the above mentioned Asset Participation Fee for all policies which have been in force for 39 months or more as of the last day of the quarter, an amount equal to 0.0625% of an amount equal to the excess of the Policy Value over loans as of the last day of the quarter.

(2)  Net of policy loans starting at the end of policy year 3 for all years.

Any commission paid on a Contract or Policy that is cancelled under the Contract's or Policy's review provisions will be repaid to Lincoln Life or charged against your account.

                                Variable Annuity
                        Selling Group Agreement Amendment

This amendment applies to your variable annuity selling group agreement(s) with Lincoln National Life or Lincoln Life and Annuity Company of New York.

For contracts issued on or after October 6, 2003, age related commission break points will be based on the oldest of the owner, the joint owner and the annuitant as of the date the deposit is received.

As in the past, any order received by us following this notification shall be deemed an acceptance of this amendment.